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                                                                     EXHIBIT "A"


                                 FIRST AMENDMENT
                                       TO
                               EMPLOYMENT CONTRACT



     THIS FIRST AMENDMENT TO EMPLOYMENT CONTRACT ("Amendment") is dated as of the _____ day of July, 1999, by and between PROVIDENT AMERICAN CORPORATION, a Pennsylvania corporation (the "Company"), Provident Indemnity Life Insurance Company, a Pennsylvania domiciled stock life insurance company ("PILIC"), HEALTHAXIS.COM, INC., a Pennsylvania corporation ("HA"), each with an address at 2500 DeKalb Pike, Norristown, Pennsylvania 19404, and ALVIN H. CLEMENS, an individual ("Executive"), residing at 907 Exeter Crest, Villanova, Pennsylvania 19085.

                                   BACKGROUND

     A. Pursuant to an Employment Contract dated as of February 19, 1997 (the "Employment Contract"), Executive serves as Chairman of the Board of Directors and Chief Executive Officer of the Company and PILIC.

     B. The parties are desirous of amending the Employment Contract as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and undertakings contained in the Employment Contract and this Amendment, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

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     1.   Paragraph 2.b. of the Employment Contract is hereby amended in its entirety to read as follows:

          "b. Parties. The obligations of the Company hereunder shall include the obligation to cause PILIC and HA to act in accordance with the terms hereof. Notwithstanding anything set forth herein, the obligation of PILIC hereunder shall cease and be of no further force or effect upon the date on which the Company no longer owns all of the issued and outstanding shares of the capital stock of PILIC."

     2. Paragraph 3 of the Employment Contract is hereby amended in its entirety to read as follows:

          "3. Position and Duties. Beginning effective as of August 16, 1999, and during the remaining term of this Agreement, Executive shall be employed as the Chairman of the Board of Directors and Chairman of the Executive/Nominating Committee or Committees of the Board. In these capacities, Executive shall have supervisory responsibility for the management of the business of the Company and its subsidiaries and affiliates. Executive hereby accepts such employment and agrees to perform the duties and responsibilities set forth herein.

     3. Paragraph 6.d.(1) of the Employment Contract is hereby amended in its entirety to read as follows:

          "(1) without Executive's express written consent, the assignment to Executive of any duties or the reduction of Executive's duties, either of which results in the removal of Executive as a Director, Chairman of the Board of Directors, or Chairman of the Executive/Nominating Committee or Committees;".

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     4. Paragraph 9 of the Employment Contract is hereby amended in its entirety to read as follows:

          "9. Joint and Several Obligations. The obligations set forth herein shall be deemed to be joint and several obligations of each of the Company, PILIC, and HA."

     5. Paragraph 10.(3) of the Employment Contract is hereby amended in its entirety to read as follows:

          "(3) Company shall have the right to assign all or any portion of its rights hereunder to PILIC, HA, or any subsidiary."

     6. Ratification. As herein amended, the Employment Contract is hereby ratified, approved, and affirmed.


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal the day and year above first written.


WITNESS:


--------------------------------          -----------------------------------
                                                  ALVIN H. CLEMENS


                                          PROVIDENT AMERICAN CORPORATION



                                          By:
                                             --------------------------------


                                          PROVIDENT INDEMNITY LIFE
                                            INSURANCE COMPANY



                                          By:
                                             --------------------------------
                                                Anthony R. Verdi, President

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                                          HEALTHAXIS.COM, INC.




                                          By:
                                             --------------------------------
                                                Michael Ashker, President





















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